Exhibit 99.1



CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Annual Report on Form 10-K/A of Rollins, Inc. for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  May 2, 2003                       /s/ Gary W. Rollins
                                         ----------------------
                                         Gary W. Rollins
                                         Chief Executive Officer, President
                                          and Chief Operating Officer


Date:  May 2, 2003                       /s/ Harry J. Cynkus
                                         ----------------------
                                         Harry J. Cynkus
                                         Chief Financial Officer and Treasurer